UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31486 (Commission File Number)	06-1187536 (IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Webster Financial Corporation (the “Corporation”) is filing this Current Report on Form 8-K/A (this “Amendment”) as Amendment No. 1 to its Current Report on Form 8-K (the “Original Report”) filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2013 to update the Item 4.01 disclosure contained in the Original Report following the completion of Ernst &Young LLP’s (“E&Y”) audit services for the year ended December 31, 2012, the issuance of the report of E&Y on the Corporation’s consolidated financial statements as of and for the fiscal year ended December 31, 2012 and effectiveness of internal control over financial reporting as of December 31, 2012 as filed with the Corporation’s Annual Report on Form 10-K filed with the SEC on February 28, 2013.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, the Board of Directors of the Corporation, on February 21, 2013, determined not to reappoint E&Y as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2013 or any quarterly periods therein. On February 25, 2013, the Board of Directors engaged KPMG LLP (“KPMG”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The Audit Committee of the Board of Directors of the Corporation recommended these actions to the Board of Directors following the completion of a competitive process concerning the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013, in which several firms were invited to participate.

E&Y was notified of this action on February 25, 2013. E&Y’s reports on the Corporation’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Current Report on Form 8-K/A, there were (i) no disagreements between the Corporation and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make references to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided E&Y with a copy of the disclosure it is making in this Amendment prior to the time this Amendment was filed with the SEC. The Corporation requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated March 6, 2013 is attached hereto as Exhibit 16.2.

In deciding to recommend the engagement of KPMG to the Board of Directors, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG had no commercial relationships with the Corporation that would impair its independence. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Amendment, neither the Corporation nor anyone acting on its behalf has consulted with KPMG on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.2	Letter dated March 6, 2013 to the SEC from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: March 6, 2013	By:	/s/ Glenn I. MacInnes
	Name:	Glenn I. MacInnes
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.2	Letter dated March 6, 2013 to the SEC from Ernst & Young LLP.